Exhibit 99.1

iCAD Previews Fourth Quarter Financial Results,

Full Report on March 28, 2023

Company is exploring strategic options for its Therapy business line

NASHUA, N.H., March 13, 2023 — iCAD, Inc. (NASDAQ: ICAD), a global medical technology leader providing innovative cancer detection and therapy solutions, today announced that it will release financial results for the fourth quarter and year ended December 31, 2022, after the market close, and host a conference call at 4:30 PM ET on Tuesday, March 28, 2023.

Based on preliminary, unaudited financial information, the Company expects total revenue for the fourth quarter ended December 31, 2022 to be approximately $6.5 million.

The Company is implementing measures to align its cost base with changes in revenue from its ongoing transition from perpetual to subscription software licenses, while maintaining investments in key growth initiatives.

The Company has also engaged investment bankers to explore strategic options for its Therapy business line.

iCAD’s consolidated financial statements for the twelve months ended December 31, 2022 are not yet available. The preliminary estimated financial information included in this press release for the fourth quarter ended December 31, 2022 is based solely on management’s estimates reflecting currently available preliminary information, and remains subject to iCAD’s consideration of subsequent events, particularly as it relates to material estimates and assumptions used in preparing our consolidated financial statements for the twelve months ended December 31, 2021. iCAD’s final consolidated financial results as of and for the three months ended December 31, 2021 may differ materially from estimates and the interim balances set forth in this release. Furthermore, the information presented herein does not include all information necessary for an understanding of the Company’s full fiscal year ended December 31, 2022.

Conference call details are as follows:

Domestic: 888-506-0062

International: 973-528-0011

Participant Access Code: 864678

Webcast: https://www.webcaster4.com/Webcast/Page/2879/47820

About iCAD, Inc.

Headquartered in Nashua, NH, iCAD® is a global medical technology leader providing innovative cancer detection and therapy solutions. For more information, visit www.icadmed.com.

Forward-Looking Statements

Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the expansion of access to the Company’s products, improvement of performance, acceleration of adoption, expected benefits of ProFound AI®, the benefits of the Company’s products, and future prospects for the Company’s technology platforms and products. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited, to the Company’s ability to achieve business and strategic objectives, the willingness of patients to undergo mammography screening in light of risks of potential exposure to Covid-19, whether mammography screening will be treated as an essential procedure, whether ProFound AI will improve reading efficiency, improve specificity and sensitivity, reduce false positives and otherwise prove to be more beneficial for patients and clinicians, the impact of supply and manufacturing constraints or difficulties on our ability to fulfill our orders, uncertainty of future sales levels, to defend itself in litigation matters, protection of patents and other proprietary rights, product market acceptance, possible technological obsolescence of products, increased competition, government regulation, changes in Medicare or other reimbursement policies, risks relating to our existing and future debt obligations, competitive factors, the effects of a decline in the economy or markets served by the Company; and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The words “believe,” “demonstrate,” “intend,” “expect,” “estimate,” “will,” “continue,” “anticipate,” “likely,” “seek,” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. The Company is under no obligation to provide any updates to any information contained in this release. For additional disclosure regarding these and other risks faced by iCAD, please see the disclosure contained in our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.icadmed.com and on the SEC’s website at http://www.sec.gov.

Contact:

Media Inquiries:

Jessica Burns, iCAD

+1-201-423-4492

jburns@icadmed.com

Investor Inquiries:

iCAD Investor Relations

ir@icadmed.com